Exhibit 99.1
Form 4 Joint Filer Information

Name:                           Frazier Healthcare V, LP

Address:                        601 Union Street, Suite 3200, Seattle, WA 98101

Designated Filer:               FHM IV, LP

Issuer & Ticker Symbol:         Amicus Therapeutics, Inc. (FOLD)

Date of Event Requiring Statement:  February 12, 2008

                  Frazier Healthcare V, LP
                  By: FHM V, LP, its General Partner
                  By: FHM V, LLC, its General Partner


                  By:      /s/ Thomas S. Hodge
                      Thomas S. Hodge,
                      Chief Operating Officer


Name:                           FHM V, LP

Address:                        601 Union Street, Suite 3200, Seattle, WA 98101

Designated Filer:               FHM IV, LP

Issuer & Ticker Symbol:         Amicus Therapeutics, Inc. (FOLD)

Date of Event Requiring Statement:  February 12, 2008

                  FHM V, LP
                  By: FHM V, LLC, its General Partner


                  By:      /s/ Thomas S. Hodge
                      Thomas S. Hodge,
                      Chief Operating Officer


Name:                           FHM V, LLC

Address:                        601 Union Street, Suite 3200, Seattle, WA 98101

Designated Filer:               FHM IV, LP

Issuer & Ticker Symbol:         Amicus Therapeutics, Inc. (FOLD)

Date of Event Requiring Statement:  February 12, 2008

                  FHM V, LLC


                  By:      /s/ Thomas S. Hodge
                      Thomas S. Hodge,
                      Chief Operating Officer

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Name:                           Frazier Healthcare IV, LP

Address:                        601 Union Street, Suite 3200, Seattle, WA 98101

Designated Filer:               FHM IV, LP

Issuer & Ticker Symbol:         Amicus Therapeutics, Inc. (FOLD)

Date of Event Requiring Statement:  February 12, 2008

                  Frazier Healthcare IV, LP
                  By: FHM IV, LP, its General Partner
                  By: FHM IV, LLC, its General Partner


                  By:      /s/ Thomas S. Hodge
                      Thomas S. Hodge,
                      Chief Operating Officer


Name:                           Frazier Affiliates IV, LP

Address:                        601 Union Street, Suite 3200, Seattle, WA 98101

Designated Filer:               FHM IV, LP

Issuer & Ticker Symbol:         Amicus Therapeutics, Inc. (FOLD)

Date of Event Requiring Statement:   February 12, 2008

                  Frazier Affiliates IV, LP
                  By: FHM IV, LP, its General Partner
                  By: FHM IV, LLC, its General Partner


                  By:      /s/ Thomas S. Hodge
                      Thomas S. Hodge,
                      Chief Operating Officer


Name:                           FHM IV, LP

Address:                        601 Union Street, Suite 3200, Seattle, WA 98101

Designated Filer:               FHM IV, LP

Issuer & Ticker Symbol:         Amicus Therapeutics, Inc. (FOLD)

Date of Event Requiring Statement:   February 12, 2008

                  FHM IV, LP
                  By: FHM IV, LLC, its General Partner


                  By:      /s/ Thomas S. Hodge
                      Thomas S. Hodge,
                      Chief Operating Officer